SECOND AMENDMENT TO TAX SHARING AGREEMENT
                  EFFECTIVE JANUARY 1, 1997

This  SECOND  AMENDMENT TO THE TAX SHARING AGREEMENT   (this

"Second  Amendment") is made and entered into as of  January

1,  1997 by and among ATLANTIC RICHFIELD COMPANY, a Delaware corporation  ("ARCO"), VASTAR RESOURCES,  INC.,  a  Delaware corporation  ("VRI"), and the Subsidiaries of VRI  that  are signatories hereto.

      WHEREAS,  ARCO  and  VRI entered into  a  Tax  Sharing

Agreement  effective as of October 1, 1993 and  to  a  First

Amendment effective as of  June 1, 1995 to provide  for  the sharing  of  income  tax  liability, including  specifically credits  provided  under section 29 of the Internal  Revenue

Code of 1986 (the "Basic Agreement as Amended").

     WHEREAS, the parties wish to enter into an agreement to

modify  the  Basic Agreement as Amended to allow  Vastar  to realize  more immediately benefits from section  29  credits that  it generates and that are utilized by the ARCO  Group,

and to fairly compensate ARCO for earlier payment.

           NOW  THEREFORE, in consideration of the  premises

and  the  mutual covenants and agreements contained  herein,

the parties agree as follows:

     1.    DEFINITIONS.  Any capitalized term not  otherwise

defined herein shall have the meaning given to such term  in

Section 1 of the Basic Agreement as Amended.

     2.    AMENDMENTS  TO BASIC AGREEMENT AS  AMENDED.   The

Basic  Agreement  as  Amended shall be  further  amended  as follows:

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     a.   Section 1(k) is deleted and a new Section 1(k)  is

          hereby added to read as follows:

                (k)  DESIGNATED CREDIT shall mean  (i)
          in  the case of income tax credits described
          in  section  29  of  the Code  ("section  29
          credits")  that do not constitute Refundable
          Designated  Credits, as defined  below,  the
          product   of  the  amount  of  such  credits
          multiplied   by   96.75%,  (ii)   Refundable
          Designated  Credits  and  (iii)  income  tax
          credits described in section 43 of the  Code
          ("section 43 credits"), provided that all of
          such credits are generated by any member  of
          the VRI Group (1) in the ordinary course  of
          its    trade  or  business  of  exploration,
          development,  production  and  marketing  of
          natural resources and (2) from interests  in
          properties  that are acquired by any  Member
          of  the VRI Group in the ordinary course  of
          its  trade  or business.  All determinations
          of whether a Designated Credit was generated
          or  whether  a  property was acquired  by  a
          Member  of  the  VRI Group in  the  ordinary
          course  of  its trade or business  shall  be
          made  by  ARCO  in  its  sole  and  absolute
          discretion.  Upon request from ARCO,  Vastar
          shall provide certifications relating to the
          facts  associated  with  the  generation  or
          acquisition  of  such  credits   and   shall
          furnish such additional data or information as ARCO may require in order to make such determinations.


     b.   The  third  sentence  of  Section  4(a)  shall  be

          amended  by  deleting  the  phrase  "prepared   in

          accordance  with subsections (b) and (c)  of  this

          Section  4" and  by inserting the phrase "prepared

          in accordance with subsections (b), (c) and (h) of

          this Section 4".

     c.   The  preamble to Section 4(h) and Section  4(h)(i)

          shall  be deleted.  New Section 4(h)(i) is  hereby

          added to read and provide as follows:

               (i)  USE  OF  DESIGNATED CREDITS  IN  CURRENT
                    TAXABLE YEAR.

          Amounts  of  Designated  Credits  generated  in  a
          Taxable Year may be applied to reduce the VRI Group Consolidated Tax Liability for the Taxable Year in the same manner as if the Pro Forma VRI Return were an actual return. In addition, Designated Credits may further reduce the VRI Group Consolidated Tax Liability (including

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

          a reduction below zero which will result in a negative amount that is refundable to VRI to the extent provided herein), without regard to the impact of any statutory or income limitations but only if and to the extent that such Designated Credits reduce the ARCO Group Consolidated Tax Liability for such Taxable Year (or in the case of carryover Designated Credits, a prior Taxable
          Year). Notwithstanding the foregoing, (A) the refund, if any, that VRI is permitted to receive with respect to any Taxable Year that is attributable to the utilization of Refundable Designated Credits pursuant to this Section 4(h) (including credits utilized pursuant to the carryover provisions of Sections 4(h)(iv) and 4(h)(v) of this Agreement) may not exceed $15 million, and (B) VRI will not be permitted to receive a refund that is attributable to the use of section 43 credits.

                 Refundable  Designated  Credits  that   are
          utilized pursuant to the carryover provisions of Sections 4(h)(iv) and 4(h)(v) shall be applied against the $15 million limitation in the year that they are utilized. In the event that the amount of VRI's refund that is attributable to its use of Refundable Designated Credits pursuant to this Section 4(h) with respect to a Taxable Year is less than $15 million, such shortfall shall not increase the $15 million limitation in any subsequent Taxable Year.

                ARCO  shall  refund in cash to VRI  the  tax
          benefit associated with the Designated Credits that are permitted to be refunded pursuant to this
          Section 4(h) within 60 days of the actual reduction in the ARCO Group Consolidated Tax Liability (or, in the case of Refundable Designated Credits that are utilized pursuant to
          Section  4(h)(v),  within 60  days  of  Completion
          date) for such Taxable Year.  For purposes of this
          Section 4(h)(i), the actual reduction in the ARCO Group Consolidated Tax Liability occurs when credits are either applied on the ARCO Group's Consolidated Return for a Taxable Year or used to reduce the ARCO Group's estimated income tax payments for such year (as determined by ARCO). To the extent that VRI has received a refund pursuant to Section 4(h) with respect to Designated Credits, the amount of carryovers on the Pro Forma VRI Return shall be correspondingly reduced (adjustments shall also be made to reflect subsequent adjustments pursuant to this
          Section 4(h) or Section 8).

                If VRI has received a refund from ARCO pursuant to this Section 4(h)(i) with respect to a Taxable Year as a result of any Designated Credit and (A) ARCO determines that such credits did not reduce the ARCO Group Consolidated Tax Liability for such year (or, if applicable, for a prior Taxable Year) or (B) if the amount of Designated Credits for which VRI has received a refund with

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

          respect  to a Taxable Year exceeds the  amount  of
          section 29 credits from Members of the VRI Group that are eligible to be treated as Designated Credits in such year and utilized under this
          Section 4(h) in such year, then VRI shall reimburse ARCO for any payment received within 60 days of receiving from ARCO a schedule setting forth ARCO's calculation of VRI's reimbursement obligations pursuant to this sentence. ARCO shall make such calculation within 30 days of the Completion date for such Taxable Year; HOWEVER, any failure by ARCO to redetermine the amount of credits that reduce the ARCO Group Consolidated Tax Liability or to reconcile the amount of Designated Credits utilized within the 30-day period set forth in the preceding sentence shall not prevent ARCO, in its sole and absolute discretion, from making subsequent calculations of VRI's refund obligations contemplated by the preceding sentence, as circumstances warrant, within the applicable statute of limitations (determined as if the Pro Forma VRI Return were an actual return that is subject to any extensions that have been granted by ARCO with respect to the Consolidated Return).

     d.   Section 4(h)(ii) shall be deleted.  References  to

          Section 4(h)(ii) in the Basic Agreement As Amended

          shall    be    deemed   to   be   references    to

          Section 4(h)(i).

     e.   The first sentence of Section 4(h)(iii) is amended

          by  deleting  the phrase "(z) cannot  be  utilized

          under  Section  4(h)(i)  solely  because  of   the

          limitation   contained   therein   that   prevents

          Designated Credits from reducing the VRI Group Tax

          Liability below zero."

     f.   The  first sentence of Section 4(h)(iv) is amended

          by   deleting  the  phrase  ",  in  the  case   of

          Refundable Designated Credits,".

     g.   Section   4(h)(v)  shall  be  deleted,   and   new

          Section  4(h)(v)  is  hereby  added  to  read  and

          provide as follows:

                 (v)   DESIGNATED  CREDITS  PREVIOUSLY
          UTILIZED  BY  THE  ARCO GROUP.   Amounts  of
          Designated Credits that have been applied to reduce the ARCO Group Consolidated Tax

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

          Liability in a prior Taxable Year, but which
          have  not  been  applied to reduce  the  VRI
          Group  Tax  Liability under Section  4(h)(i)
          solely   because   of  (A)  the   limitation
          contained  in Section 4(h)(i) that  prevents
          Designated  Credits described in section  43
          of  the Code from reducing the VRI Group Tax
          Liability  below zero or (B) the  limitation
          contained  in  Section 4(h)(i)  that  limits
          refunds    with   respect   to    Refundable
          Designated Credits, may be applied to reduce
          the VRI Group Consolidated Tax Liability  in
          any  subsequent  Taxable Year,  including  a
          reduction  below  zero, notwithstanding  any
          statutory   or   income  limitations.    For
          purposes  of  the  preceding  sentence,  the
          provisions of Sections 4(h)(i) and 4(h)(iii)
          shall apply to Refundable Designated Credits
          carried     over    pursuant     to     this
          Section  4(h)(v)  as if  such  credits  were
          generated  by sales of production  from  the
          well  in the Taxable Year to which they  are
          carried.   The  preceding  sentence  is  not
          intended  to affect the application  of  the
          ordering   rule  contained  in   the   first
          sentence   of  Section  4(h)(vi)   of   this
          Agreement.


     h.   Section 4(h)(viii) shall be deleted and new

          Section 4(h)(viii) is hereby added to read and

          provide as follows:

                (viii)  DISPLACED CREDITS.  If VRI has
          reduced  the  VRI  Group  Consolidated   Tax
          Liability  or received a refund pursuant  to
          this  Section  4(h)  for  any  Taxable  Year
          pursuant to this Section 4(h) as a result of
          any  Designated Credit of any Member of  the
          VRI  Group,  and such Designated  Credit  is
          subsequently displaced by another  attribute
          of  the  ARCO  Group  in a  situation  where
          Section 4(h)(vii) does not apply, VRI  shall
          reimburse ARCO for any amount by which VRI's
          liability to ARCO was reduced as a result of
          the  use of the displaced Designated  Credit
          or  repay  to ARCO the amount of the  refund
          from  ARCO that was attributable to the  use
          of  the  displaced Designated  Credit.   For
          purposes   of   this   Section   4(h)(viii),
          Refundable  Designated  Credits   shall   be
          deemed  to  be displaced prior to Designated
          Credits.   A  Designated  Credit   that   is
          displaced may be carried forward pursuant to
          Section  4(h)(iv) thereafter, or,  with  the
          consent  of  ARCO,  carried  back  if   ARCO
          determines that the circumstances giving rise to such displacement will allow it

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

          to  utilize  a greater amount of  Designated
          Credits  in  a  prior Taxable Year  than  it
          would    have    utilized    absent     such
          circumstances.


     i.   Section 7(b) of the Basic Agreement As Amended  is

          amended  by deleting the following phrase  "(other

          than  Designated  Credits  (including  carryovers)

          that  reduced the VRI Group Tax Liability for  any

          Taxable  Year  pursuant to Section  4(h)  of  this

          Agreement   or   Refundable   Designated   Credits

          (including carryovers) with respect to  which  VRI

          has  received  a  refund  from  ARCO  pursuant  to

          Section  4(h) of this Agreement)" in the 10th  and

          19th lines of that section and by substituting  in

          its   place  the  following  phrase  "(other  than

          Designated  Credits  (including  carryovers)  that

          reduced  the VRI Group Consolidated Tax  Liability

          or with respect to which VRI has received a refund

          from  ARCO  for  any  Taxable  Year  pursuant   to

          Section 4(h) of this Agreement)".

     3.   EFFECTIVE  DATE  AND  PAYMENT  FOR  CARRY  FORWARD

          DESIGNATED CREDITS.

The  effective  date  for  this Second  Amendment  shall  be

January 1, 1997.  ARCO shall pay $59,382,000 to VRI within 2 days  after  the execution date of this Second Amendment  to compensate  VRI  for all Designated Credits  that  were  (i)

generated by the VRI Group prior to January 1, 1997 and (ii)

with  respect  to which VRI is not entitled to  compensation under  the  Basic Agreement as Amended in any  Taxable  Year ending prior to the effective date of this

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

Second  Amendment.  The amount of the carryovers on the  Pro

Forma VRI Return shall be reduced by the full amount of  the

Designated  Credits  for  which VRI  received  compensation,

notwithstanding the fact that the payment was calculated  by reference  to  96.75%  of the statutory  credit  amount  for certain  of  such credits.  The amount of, and payment  for,

such credits shall continue to be subject to adjustments  as provided  in  the  Basic  Agreement  as  Amended,  including without  limitation, Sections 4(h)(vii), 4(h)(viii)  and  8;

PROVIDED  HOWEVER,  that to the extent that  the  adjustment affects  the calculation of credits described in  the  first sentence  of this Section 3, the amount of  such  adjustment shall  be  calculated  at  96.75% of  the  statutory  credit amount.

     4.    GOVERNING  LAW.  THIS SECOND AMENDMENT  SHALL  BE

CONSTRUED  AND ENFORCED IN ACCORDANCE WITH THE LAWS  OF  THE

STATE  OF TEXAS, WITHOUT GIVING EFFECT TO THE PRINCIPLES  OF

CONFLICT OF LAWS.

     5.    CONTINUATION OF BASIC AGREEMENT AS AMENDED.   The

Basic  Agreement  as Amended continues  in  full  force  and effect, except as expressly amended herein.

     IN  WITNESS  WHEREOF, the parties  hereto  have  caused

their   names  to  be  subscribed  and  executed  by   their

respective  authorized  officers  on  the  dates  indicated,

effective as of January 1, 1997.


          ATLANTIC RICHFIELD COMPANY

          By:/s/ PATRICK J. ELLINGSWORTH     Date:   3/20/97
             ---------------------------             -------
                Patrick J. Ellingsworth
                Associate General Tax Officer

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

          VASTAR RESOURCES, INC.

          By:  /s/ A. SHAWN NOONAN      Date:   3/18/97
               -------------------              -------
               A. Shawn Noonan
               General Tax Officer

          F&H PIPELINE COMPANY

          By:  /s/ A. SHAWN NOONAN      Date:   3/18/97
               -------------------              -------
               A. Shawn Noonan
               Assistant Secretary

          GRANT GATHERING COMPANY

          By:  /s/ A. SHAWN NOONAN      Date:   3/18/97
               -------------------              -------
               A. Shawn Noonan
               Assistant Secretary

          WILBURTON HUB, INC.

          By:  /s/ A. SHAWN NOONAN      Date:   3/18/97
               -------------------              -------
               A. Shawn Noonan
               Assistant Secretary

          VASTAR GAS MARKETING, INC.

          By:  /s/ A. SHAWN NOONAN      Date:   3/18/97
               -------------------              -------
               A. Shawn Noonan
               Assistant Secretary

          VASTAR HOLDINGS, INC.

          By:  /s/ A. SHAWN NOONAN      Date:   3/18/97
               -------------------              -------
               A. Shawn Noonan
               Assistant Secretary

          VASTAR POWER MARKETING, INC.

          By:  /s/ A. SHAWN NOONAN      Date:   3/18/97
               -------------------              -------
               A. Shawn Noonan
               Assistant Secretary

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